                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 1999

                     SECURITY FIRST TECHNOLOGIES CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                            000-24931                   58-2395199
------------------------------------         ------------------          ---------------------
    (State or other jurisdiction                 (Commission                 (IRS Employer
          of incorporation)                      File Number)             Identification No.)

          3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA  30326
          ------------------------------------------------------------
                 (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 812-6200
                                                          ----------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        On November 2, 1999, Security First Technologies Corporation ("S1") issued a press release describing its results of operations for the third quarter of 1999. That press release is filed as Exhibit 99.1 to this report. Also on November 2, 1999, S1 held an analyst conference call during which S1 discussed its third quarter results and presented certain other material relating to S1 and its operations. That material is filed as Exhibit 99.2 to this report.

        On November 2, 1999, S1 and Intuit Inc. entered into Amendment No. 1 to the certain Stock Purchase and Option Agreement between the parties dated May 16, 1999. A complete copy of Amendment No. 1 is filed as Exhibit 10.1 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

        Exhibit
        No.           Description
        -------       -----------
        10.1          Amendment No. 1 to Stock Purchase and Option Agreement
                      dated as of November 2, 1999 by and between S1 and
                      Intuit Inc.

        99.1          Press release, dated November 2, 1999.


        99.2          Materials presented during analyst conference call held
                      November 2, 1999

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SECURITY FIRST TECHNOLOGIES CORPORATION
                     ---------------------------------------
                     (Registrant)

                     /s/ Lisa Wilkie
                     ---------------------------------
                     Lisa Wilkie
                     Controller

Date: November 3, 1999

                                  EXHIBIT INDEX

        Exhibit
        No.           Description
        -------       -----------
        10.1          Amendment No. 1 to Stock Purchase and Option Agreement,
                      dated as of November 2, 1999 by and between S1 and
                      Intuit Inc.

        99.1          Press release, dated November 2, 1999.

        99.2          Materials presented during analyst conference call held
                      November 2, 1999